Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

Alaska Pacific Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A
(2)	Aggregate number of securities to which transactions applies:
N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
N/A
(4)	Proposed maximum aggregate value of transaction:
N/A
(5)	Total fee paid:
N/A
[ ]	Fee paid previously with preliminary materials:
N/A
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
N/A
(2)	Form, Schedule or Registration Statement No.:
N/A
(3)	Filing Party:
N/A
(4)	Date Filed:
N/A


April 9, 2007

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Alaska Pacific Bancshares, Inc., the holding company for Alaska Pacific Bank. The meeting will be held in the Douglas Room of the Westmark Baranof Hotel located at 127 North Franklin Street, Juneau, Alaska, on Tuesday, May 15, 2007, at 11:00 a.m., local time.

        The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the our operations. Directors and officers, as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to appropriate questions of stockholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                                                                                    Sincerely,

                                                                                                    /s/ Craig E. Dahl

                                                                                                    Craig E. Dahl
                                                                                                    President and Chief Executive Officer


ALASKA PACIFIC BANCSHARES, INC.
2094 JORDAN AVENUE
JUNEAU, ALASKA 99801
(907) 789-4844

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 15, 2007

        Notice is hereby given that the Annual Meeting of Stockholders of Alaska Pacific Bancshares, Inc. will be held in the Douglas Room of the Westmark Baranof Hotel located at 127 North Franklin Street, Juneau, Alaska, on Tuesday, May 15, 2007, at 11:00 a.m., local time.

        A proxy card and a proxy statement for the annual meeting are enclosed. The meeting is for the purpose of considering and acting upon the following proposals:

        Proposal 1.     To elect three directors to serve for three-year terms; and

        Proposal 2.     To ratify the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending
                                 December 31, 2007; and

        We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

        The Board of Directors has fixed the close of business on March 23, 2007 as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

                                                                                                BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                /s/ Roger K. White

                                                                                                ROGER K. WHITE
                                                                                                SECRETARY

Juneau, Alaska
April 9, 2007

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.


PROXY STATEMENT
OF
ALASKA PACIFIC BANCSHARES, INC.
2094 JORDAN AVENUE
JUNEAU, ALASKA 99801

ANNUAL MEETING OF STOCKHOLDERS
MAY 15, 2007

        The Board of Directors of Alaska Pacific Bancshares, Inc. is using this proxy statement to solicit proxies from our stockholders for use at the annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about April 9, 2007.

        The information provided in this proxy statement relates to Alaska Pacific Bancshares, Inc. and its wholly-owned subsidiary, Alaska Pacific Bank. Alaska Pacific Bancshares, Inc. may also be referred to as "Alaska Pacific." References to "we," "us" and "our" refer to Alaska Pacific and, as the context requires, Alaska Pacific Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

        Our annual meeting will be held as follows:

        Date:     Tuesday, May 15, 2007
        Time:    11:00 a.m., local time
        Place:    Douglas Room of the Westmark Baranof Hotel
                       127 North Franklin Street, Juneau, Alaska

Matters to Be Considered at the Annual Meeting

        At the meeting, you will be asked to consider and vote upon the following proposals:

        Proposal 1.     Election of three directors of Alaska Pacific Bancshares, Inc. for three-year terms.

        Proposal 2.     Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2007.

        We will also transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

        We have fixed the close of business on March 23, 2007 as the record date for stockholders entitled to notice of and to vote at our annual meeting. Only holders of record of Alaska Pacific's common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Alaska Pacific common stock you own. On March 23, 2007, there were 639,809 shares of Alaska Pacific common stock outstanding and entitled to vote at the annual meeting.


How Do I Vote at the Annual Meeting?

        Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of Alaska Pacific common stock are held in your name. If you are a beneficial owner of Alaska Pacific common stock held by a broker, bank or other nominee (i.e., in "street name"), please see the instructions in the following question.

        Shares of Alaska Pacific common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a stockholder of record.

        Voting instructions are included on your proxy card. Shares of Alaska Pacific common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of our director nominees and "FOR" ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2007. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

        You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

        If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, shares not voted are treated as "broker non-votes."

        If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

        We maintain an employee stock ownership plan ("ESOP") which owns 8.1% of Alaska Pacific's common stock. Employees of Alaska Pacific and Alaska Pacific Bank participate in the ESOP. If you participate in the ESOP, the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in your plan account. If an ESOP participant properly executes the voting instruction card, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Unallocated shares of Alaska Pacific common stock held by the ESOP and allocated shares for which voting instructions are not received will be voted by trustee in the same proportion as shares for which the trustee has received voting instructions. The deadline for returning your voting instructions to the trustees is May 11, 2007. The trustees of the ESOP are Craig E. Dahl, Roger K. White, William Abbott and Christopher P. Bourque.

How Many Shares Must Be Present to Hold the Meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Alaska Pacific common stock entitled to vote at the annual


meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

        If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after June 14, 2007. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

        Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Alaska Pacific common stock. Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected. Pursuant to our articles of incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of its director nominees.

Vote Required to Approve Proposal 2: Ratification of the Appointment of Our Independent Auditor

        Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2007 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Alaska Pacific common stock. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2007.

May I Revoke My Proxy?

        You may revoke your proxy before it is voted by:

  submitting a new proxy with a later date;

  notifying the Secretary of Alaska Pacific in writing before the annual meeting that you have revoked your proxy; or

  voting in person at the annual meeting.

        If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 23, 2007, the voting record date, information regarding share ownership of:

  those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Alaska Pacific's common stock other than directors and executive officers;

  each director and director nominee of Alaska Pacific;


  each executive officer of Alaska Pacific or Alaska Pacific Bank named in the Summary Compensation Table appearing under "Executive Compensation" below (known as "named executive officers"); and

  all current directors and executive officers of Alaska Pacific and Alaska Pacific Bank as a group.

        Persons and groups who beneficially own in excess of five percent of Alaska Pacific's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934. To our knowledge, no other person or entity, other than the one set forth below, beneficially owned more than five percent of the outstanding shares of Alaska Pacific's common stock as of the close of business on the voting record date.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

        As of the voting record date, there were 639,809 shares of Alaska Pacific common stock outstanding.

Name	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding

Beneficial Owners of More Than 5%

Alaska Pacific Bancshares, Inc.	52,433	8.1%
Employee Stock Ownership Plan Trust (2)
2094 Jordan Avenue
Juneau, Alaska 99801

Advisory Research, Inc. (3)	40,663	6.4
180 North Stetson Street, Suite 5500
Chicago, Illinois 60601

David G. MacDonald (4)	40,000	6.3
1010 Otter Run
Juneau, Alaska 99801

Lance S. Gad (5)	36,975	5.8
1250 Fence Row Drive
Fairfield, Connecticut 06430

Director Nominee

Robert E. Allen, Jr.	--	--
Name	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding

Directors

BethAnn Chapman	--	--%
Hugh N. Grant	20,055	2.9
Roger Grummett	14,588	2.1
Deborah R. Marshall	7,311	1.1
Eric McDowell	13,390	1.9
Scott C. Milner	1,595	0.2
Marta Ryman	1,380	0.2
William J. Schmitz	14,588	2.1

Named Executive Officers

Craig E. Dahl (6)	33,713	4.9
Roger K. White	21,397	3.1
John E. Robertson	4,186	0.6

All Executive Officers and Directors as a Group (13 persons)

(1)	The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on the voting record date through the exercise of stock options granted pursuant to Alaska Pacific's 2000 Stock Option Plan ("Stock Option Plan"): Mr. Grant, 3,277 shares; Mr. Grummett, 3,211 shares; Mr. McDowell, 3,277 shares; Mr. Schmitz, 3,277 shares; Mr. Dahl, 16,080 shares; Mr. White, 10,400 shares; Mr. Robertson, 1,720 shares; and all executive officers and directors as a group, 45,585 shares.
(2)	As of the close of business on the voting record date, 44,021 shares have been allocated to participants' accounts.
(3)	Based on information disclosed in a Schedule 13G, dated February 14, 2007, filed with the SEC.
(4)	Based on information disclosed in a Schedule 13G/A, dated January 12, 2006, filed with the SEC.
(5)	Based on information disclosed in a Schedule 13G, dated August 12, 2002, filed with the SEC.
(6)	Mr. Dahl is also a director of Alaska Pacific.

PROPOSAL 1 - ELECTION OF DIRECTORS

        Our Board of Directors consists of nine members and is divided into three classes. One-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. Ms. Marta Ryman, who has served as a director since 2002, announced her retirement from the Board of Directors effective with the expiration of her term at this year's annual meeting. The Nominating Committee of the Board of Directors has nominated Robert E. Allen, Jr. to stand for election at the annual meeting to fill the vacancy created by Ms. Ryman's retirement. Mr. Allen was recommended by a non-management director, Eric McDowell, who also is Chairman of the Nominating Committee.

        The table below sets forth information regarding each director of Alaska Pacific and each nominee for director. The Corporate Governance and Nominating Committee of the Board of Directors selects nominees for election as directors and has nominated Robert E. Allen, Jr., Deborah R. Marshall and Roger Grummett, each to serve for a three- year term. The nominations made by the Committee were ratified by the Board of Directors at a meeting held on February 21, 2007. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If any nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares


for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

        The Board of Directors recommends a vote "FOR" the election of Mr. Allen, Ms. Marshall and Mr. Grummett, each for a three-year term.

Name	Age as of December 31, 2006	Year First Elected or Appointed Director (1)	Term to Expire

BOARD NOMINEES

Robert E. Allen, Jr.	43	(2)	2010 (3)
Deborah R. Marshall	54	1992	2010 (3)
Roger Grummett	64	1987	2010 (3)

CURRENT DIRECTORS

Craig E. Dahl	57	1996	2008
Hugh N. Grant	71	1990	2008
Eric McDowell	64	1989	2008
William J. Schmitz	76	1987	2009
Scott C. Milner	51	2002	2009
BethAnn Chapman	46	2006	2009
Marta Ryman	70	2002	2007 (4)

(1)	Other than Mr. Allen, includes prior service on the Board of Directors of Alaska Pacific Bank.
(2)	Mr. Allen is initially standing for election at the annual meeting.
(3)	Assuming the individual is elected.
(4)	Ms. Ryman is retiring effective as of the expiration of her term at this year's annual meeting.

        The present principal occupation and other business experience during the last five years of each nominee for election and for each current director is set forth below:

        Robert E. Allen, Jr. is part owner of a family-business, Allen Marine, Inc. established in 1967, which is based in Sitka, Alaska. The company provides whale-watching and wildlife sightseeing trips in Sitka, Juneau, and Ketchikan. It also builds boats and operates retail stores in Sitka and Juneau as Allen Marine Sales and Service, LLC.

        Deborah R. Marshall owned and operated The Fiddlehead Restaurant and Bakery in Juneau, Alaska, for 22 years. After completing her masters in Public Administration at the Kennedy School of Government at Harvard, Ms. Marshall funded and directed InvestNet, a state-wide not-for-profit corporation supporting entrepreneurship in Alaska from 1999 until 2003. Since then, she has operated a small business consulting practice from her office in Haines, Alaska.

        Roger Grummett became Chairman of the Board on October 21, 2003 after serving as Vice-Chairman since 1996. Prior to his retirement in 1997, he was a Partner at Shattuck & Grummett Insurance Agency in Juneau, Alaska for 33 years.

        Craig E. Dahl has been associated with Alaska Pacific Bank since 1992 and has served as its President and Chief Executive Officer since 1996 and as President and Chief Executive Officer of Alaska Pacific since its formation in 1999. Mr. Dahl also serves as Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Seattle and as Chairman of its Audit Committee. Prior to joining Alaska Pacific Bank, Mr. Dahl was President of the B.M. Behrends Bank in Juneau, Alaska.


        Hugh N. Grant has been self-employed as a contractor and real estate developer in Juneau, Alaska since 1961. He is also the owner of the local Western Auto/Marine store and other business establishments in Juneau.

        Eric McDowell is President and a majority stockholder of McDowell Group, Inc., an economic, market and business research and consulting group established in 1972, with locations in Juneau, Anchorage and Kodiak, Alaska.

        William J. Schmitz is a Certified Public Accountant and a partner in the accounting firm of Schmitz & Buck in Juneau, Alaska, which has been in existence since 1961.

        Scott C. Milner, CPA, is a member of the American Institute of Certified Public Accountants and has been President of the accounting firm of Milner, Howard, Mortensen & Palmer (PC), CPAs in Ketchikan, Alaska since 1986.

        BethAnn Chapman has practiced law in Juneau since 1988 with Faulkner Banfield, P.C. in the areas of business, estate and retirement planning, trust and estate litigation, and federal, state and local taxation. As a fellow of the American College of Trusts & Estate Counsel, Ms. Chapman is part of a select group of attorneys who are nationally recognized in the practice of estate planning, probate and trust law. She serves as trustee of the Alaska Bar Foundation.

        Marta Ryman has been a Board member of the urban native corporation, Shee Atika, since 1987, serving as chairperson for eight years. Ms. Ryman has also served or chaired several of Shee Atika's Board Committees during the last 20 years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

        The Boards of Directors of Alaska Pacific and Alaska Pacific Bank conduct their business through meetings of the respective Boards and their committees. During the fiscal year ended December 31, 2006, the Board of Directors of Alaska Pacific held six meetings and the Board of Directors of Alaska Pacific Bank held 12 meetings. No director of Alaska Pacific and Alaska Pacific Bank attended fewer than 75% of the total meetings of the Boards and committees on which that person served during this period.

Committees and Committee Charters

        The Board of Directors of Alaska Pacific has standing Audit, Compensation, and Corporate Governance and Nominating Committees, and has adopted written charters for each of these committees. Although copies of these charters are not available on our website, they are attached to the annual meeting proxy statement at least once every three years or when the charter has been materially amended. A copy of our Audit Committee charter was attached to the 2005 annual meeting proxy statement. Copies of our Compensation Committee charter and Corporate Governance and Nominating Committee charter are attached to this proxy statement as Appendix A and Appendix B, respectively. You may obtain a copy of these documents, free of charge, by writing to: Roger K. White, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801, or by calling (907) 789-4844.

Audit Committee

        The Audit Committee, consisting of Directors Milner (Chairman), Grant, Grummett and McDowell, is responsible for reviewing the internal auditors' reports and results of their examination prior to review by and with the entire Board of Directors and retains and establishes the scope of engagement of Alaska Pacific's independent auditor. The Board of Directors has designated Director Milner as the Audit Committee financial expert, as defined in the SEC's Regulation S-B. This Committee met four times during the 2006 fiscal year.


Compensation Committee

        The Compensation Committee, consists of Directors Schmitz (Chairman), Grummett, Grant and Ryman, and is responsible for reviewing the compensation of executive officers of Alaska Pacific, and its human resource management policies. This Committee meets on an as-needed basis and met twice during fiscal 2006.

        The Committee also meets, outside of the presence of the President and Chief Executive Officer, to discuss his performance and make its determination of his compensation and benefits. The President and Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of all other executive officers. The Committee considers the recommendations of the President and Chief Executive Officer and makes its determination of all other executive officers' compensation and benefits.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee, consisting of Directors McDowell (Chairman), Schmitz, Grummett and Chapman, is responsible for the annual selection of nominees for election as directors of Alaska Pacific. This Committee met three times during the 2006 fiscal year.

        The Corporate Governance and Nominating Committee met on February 15, 2007 to nominate directors for election at the annual meeting of stockholders. Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the annual meeting. In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Alaska Pacific Bank's market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits the current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Alaska Pacific. The Committee will consider director candidates recommended by Alaska Pacific's stockholders. In the event a stockholder has submitted a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see "Stockholder Proposals" in this Proxy Statement.

Corporate Governance

        We are committed to establishing and maintaining high standards of corporate governance. Our executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance practices that they believe will serve the long-term interests of our stockholders and employees. These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and, although we are not listed on the Nasdaq Stock Market, the Nasdaq rules. The Board of Directors will continue to evaluate, and improve our corporate governance principles and policies as necessary and as required.

        Code of Ethics. On February 14, 2004, the Board of Directors adopted a Code of Ethics for our principal executive officer and senior financial officers, directors, and officers and other employees. The Code of Ethics is reviewed by the Board of Directors annually and requires individuals to maintain the highest standards of professional conduct, and was renewed on July 20, 2006. A copy of our Code of Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and is available upon request sent to: Roger K. White, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801, or by calling (907) 789-4844.


        Communications with Stockholders. The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to take appropriate legal action regarding the communication.

        Attendance at Annual Meetings. We do not have a policy regarding Board member attendance at annual meetings of stockholders; however, we do request that all directors attend each annual meeting of stockholders. All of the members of the Board of Directors attended the annual meeting of stockholders of Alaska Pacific held on May 16, 2006.

        Related Party Transactions. Alaska Pacific Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with all customers prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such director or executive officer and his or her related interests are in excess of the greater of $25,000, or 5% of Alaska Pacific Bank's capital and surplus must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by Alaska Pacific Bank to its executive officers and directors and their affiliates was $2.7 million at December 31, 2006. These loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with Alaska Pacific Bank's other customers and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made. All loan approval and review procedures are governed by written policies.

        Family Relationships. Craig E. Dahl, our President and Chief Executive Officer, and Leslie Dahl, our Senior Vice President and Chief Lending Officer, are married to each other.

        Director Independence. Although we are not listed on Nasdaq, we have chosen to apply the definition for "independent" under the Nasdaq rules, as permitted by the SEC's Regulation S-B. Using this definition, the Board has determined that eight of our nine directors are independent, as defined by Nasdaq. Scott C. Milner, Eric McDowell, William J. Schmitz, Hugh N. Grant, Deborah R. Marshall, Roger Grummett, BethAnn Chapman and Marta Ryman are independent. The Board has also determined that, if elected, Robert E. Allen also will be independent using the Nasdaq definition. Furthermore, the Board has determined that each member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee is independent, as defined by Nasdaq, including the elevated standard applicable to Audit Committee members.


DIRECTORS' COMPENSATION

Director Compensation Table

The following table shows the compensation paid to the our non-employee directors for 2006. Directors who are employees of Alaska Pacific or Alaska Pacific Bank are not compensated for their services as directors; accordingly, compensation information for Craig E. Dahl, who is our President and Chief Executive Officer, is included in the section entitled "Executive Compensation."

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)(1)	Total($)

BethAnn Chapman	8,700	--	--	--	--	--	8,700
Hugh N. Grant	12,100	--	--	--	--	5,321	17,421
Roger Grummett	14,575	--	--	--	--	10,334	24,909
Deborah R. Marshall	12,825	--	--	--	--	5,321	18,146
Eric McDowell	12,700	--	--	--	--	5,321	18,021
Scott C. Milner	11,125	--	--	--	--	10,334	21,459
Marta Ryman	11,700	--	--	--	--	--	11,700
William J. Schmitz	12,475	--	--	--	--	5,321	17,796

(1) Reflects payment of health insurance premium by Alaska Pacific.

        All non-management directors of Alaska Pacific Bank, other than the Chairman of the Board, receive a monthly fee of $975 per Board meeting attended and $100 per committee meeting attended. The Chairman of the Board receives a monthly fee of $1,100 and $100 per committee meeting attended. In addition, all non-management directors of Alaska Pacific Bank receive a fee of $425 and $200, respectively, for each special meeting and strategic meeting attended. Non-management directors of the Advisory Board also receive $100 per committee attended. Total fees paid to directors, including health insurance benefits paid by Alaska Pacific Bank, during the year ended December 31, 2006 were $145,205. No separate fees are paid for service on Alaska Pacific's Board of Directors.


EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows information regarding 2006 compensation for our named executive officers: (1) Craig E. Dahl, our Chief Executive Officer; and (2) our two other most highly compensated executive officers of Alaska Pacific and Alaska Pacific Bank, who are Roger K. White and John E. Robertson.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)(1)	Total ($)

Craig E. Dahl President, Chief Executive Officer and Director	2006	167,475	52,880	--	--	--	--	20,715	241,070

Roger K. White Senior Vice President, Chief Financial Officer and Secretary	2006	121,275	31,660	--	--	--	--	16,759	169,694

John E. Robertson Senior Vice President and Chief Credit Officer	2006	110,000	33,779	--	--	--	--	13,215	156,994

(1)	For Mr. Dahl, employer contribution to 401(k) Plan of $5,699, employer contribution to ESOP of $9,496, automobile allowance of $3,600, and racquet club dues of $920; for Mr. White, employer contribution to 401(k) Plan of $5,359, employer contribution to ESOP of $6,880, automobile allowance of $3,600, and racquet club dues of $920; for Mr. Robertson, employer contribution to 401(k) Plan of $3,240, employer contribution to ESOP of $5,455, automobile allowance of $3,600, and racquet club dues of $920.

Employment and Severance Agreements, and Potential Post-Employment Compensation

        Employment Agreement. We have entered into an employment agreement with Mr. Dahl. Under this agreement, Mr. Dahl's current base salary is $167,475 and may be increased at the discretion of the Board of Directors. The employment agreement has a two year term and on the anniversary of its commencement date, the term may be extended by the Board of Directors for an additional year unless a termination notice is given by Mr. Dahl. The employment agreement is terminable by the Board at any time; however, other than in the case of just cause or in certain events specified by federal regulations, Mr. Dahl will be entitled to receive compensation and benefits due under the employment agreement, as described below.

        The employment agreement may be terminated by us at any time, or by Mr. Dahl because of a material decrease in, or interference with, his duties, responsibilities or benefits (an "involuntary termination"). If Mr. Dahl's employment is terminated by us without cause or without his consent, or Mr. Dahl suffers an involuntary termination, other than after a change in control, we would be required to honor the terms of the agreement through the expiration of the then current term, including payment of cash compensation and continuation of employee benefits. After termination, salary would be payable as if Mr. Dahl were still employed and his employee benefits would be the same as if his employment had not been terminated. If Mr. Dahl's employment had been terminated as of December 31, 2006 either without cause or through an involuntary termination (other than after a change in control), we estimate that the value of the benefits under his employment agreement would be $95,918.

        Mr. Dahl may voluntarily terminate his employment upon 90 days' notice to us, or such shorter time as agreed upon by Mr. Dahl and the Board of Directors. In the event of a voluntary termination, we would only be obligated to continue to pay Mr. Dahl's salary and provide benefits under the employment agreement only through the date of termination.


        The employment agreement provides for a severance payment and other benefits if Mr. Dahl's employment is terminated following a change in control. A "change in control" is deemed to occur under the employment agreement when, among other things: (1) an event occurs that results in the acquisition of control of Alaska Pacific or Alaska Pacific Bank within the meaning of the Savings and Loan Holding Company Act under 12 U.S.C. Section 1467a and 12 C.F.R. Part 574 or requires the filing of a notice with the Federal Deposit Insurance Corporation under 12 U.S.C. Section 1817(j); (2) any person is or becomes the beneficial owner of securities of Alaska Pacific or Alaska Pacific Bank representing 25% or more of the combined voting power of Alaska Pacific's or Alaska Pacific Bank's outstanding securities; (3) the membership of the Board of Directors changes as the result of a contested election; or (4) consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of Alaska Pacific or a similar transaction in which Alaska Pacific is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of Alaska Pacific and Alaska Pacific is the resulting entity of such transaction.

        If, after a change in control, Mr. Dahl's employment is terminated by us or Mr. Dahl suffers an involuntary termination, we must (1) pay to him a lump sum in amount equal to 299% of the average of his five preceding years' compensation and (2) provide to him during the remaining term of the employment agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of Mr. Dahl and his dependents and beneficiaries who would have been eligible for these benefits if he had not been terminated. If Mr. Dahl's employment had been terminated as of December 31, 2006 in connection with a change in control, he would be entitled to a severance payment and benefits with a value of approximately $612,487.

        The employment agreement also provides for benefits in the case of death or disability. In the event of Mr. Dahl's death prior to any termination of employment, we will pay to Mr. Dahl's estate, or such person as he may have previously designated, the salary which was not previously paid and which he would have earned if he had continued to be employed under the agreement through the last day of the calendar month in which he died, together with the benefits under the agreement through that date. If Mr. Dahl becomes entitled to benefits under the terms of our then-current disability plan (if any), or becomes otherwise unable to fulfill his duties under the employment agreement, he will be entitled to receive such group and other disability benefits, if any, as are then provided by us for executive employees. In the event of such disability, the employment agreement is not suspended, except that: (1) the obligation to pay Mr. Dahl's salary will be reduced in accordance with the amount of disability income benefits he receives ( if any) such that, on an after-tax basis, he would realize from the sum of disability income benefits and the salary the same amount as he would realize on an after-tax basis from the salary if the obligation to pay the salary were not reduced; and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors, we may discontinue payment of Mr. Dahl's salary beginning six months following a determination that he has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under the employment agreement. If Mr. Dahl had become disabled as of December 31, 2006, we estimate that the value of the benefits under his employment agreement would be $90,000.

        Change in Control Severance Agreements. Alaska Pacific Bank has entered into change in control severance agreements with Roger K. White and John E. Robertson. Each of the severance agreements has a term of three years and automatically extends one additional day each day unless either Alaska Pacific Bank or the executive elects not to extend the agreement further by giving written notice to the other party. Upon such notice, both Mr. White's and Mr. Robertson's agreements would end three years from the date of notice.

        The severance agreements provide for severance payments and other benefits following a change in control. A "change in control" is deemed to occur under the severance agreement, when, among other things: (1) any person (other than Alaska Pacific or its consolidated subsidiaries) is or becomes the beneficial owner of securities of Alaska Pacific representing 25% or more of the combined voting power of its then outstanding securities; (2) the membership of the Board of Directors changes as the result of a contested election; (3) the stockholders approve a merger or consolidation of Alaska Pacific with any other corporation (subject to certain exceptions); or (4) the stockholders approve a plan of complete liquidation of Alaska Pacific or an agreement for the sale or disposition by it of all or substantially all of its assets.


        If, after a change in control, Mr. White's employment is terminated by Alaska Pacific Bank or by Mr. White within 12 months of the change in control because of a material diminution of, or interference with, his duties, responsibilities or benefits, Alaska Pacific Bank must (1) pay Mr. White his salary through the date of termination, at the time such payments are due; (2) continue to pay, for a period of 36 months following the date of termination, for the life, health and disability coverage that is in effect for Mr. White and his eligible dependents at the time the notice of termination is given; and (3) pay to Mr. White in a lump sum in cash an amount equal to 299% of the average of his five preceding years' compensation, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of Mr. White, arising under any other plans or arrangements between him and Alaska Pacific or any of its consolidated subsidiaries, which constitute "parachute payments" under Section 280G of the Internal Revenue Code. If Mr. White's employment had been terminated as of December 31, 2006 in connection with a change in control, he would be entitled to a severance payment and benefits with a value of approximately $430,961.

        If, after a change in control, Mr. Robertson's employment is terminated by Alaska Pacific Bank or by Mr. Robertson within 12 months of the change in control because of a material diminution of, or interference with, his duties, responsibilities or benefits, Alaska Pacific Bank must (1) pay Mr. Robertson his salary through the date of termination, at the time such payments are due; (2) continue to pay, for a period of 36 months following the date of termination, for the life, health and disability coverage that is in effect for Mr. Robertson and his eligible dependents at the time the notice of termination is given; and (3) pay to Mr. Robertson in a lump sum in cash an amount equal to 299% of the average of his five preceding years' compensation, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of Mr. Robertson, arising under any other plans or arrangements between him and Alaska Pacific or any of its consolidated subsidiaries, which constitute "parachute payments" under Section 280G of the Internal Revenue Code. If Mr. Robertson's employment had been terminated as of December 31, 2006 in connection with a change in control, he would be entitled to a severance payment and benefits with a value of approximately $376,513.

        Potential Post-Employment Compensation. In addition to the compensation payable in connection with the employment agreement and severance agreements described above, we have a retirement plan available for all eligible employees consisting of employer matching contributions made to the 401(k) Plan and ESOP contributions of Alaska Pacific common stock. We do not offer any defined benefit plans.

Outstanding Equity Awards

        The following information with respect to exercisable and unexercisable options and unvested restricted stock as of December 31, 2006 is presented for the named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exer- cisable	Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expir- ation Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Craig E. Dahl	16,080	--	--	9.75	7/20/2010	--	--	--	--
Roger K. White	10,400	--	--	9.75	7/20/2010	--	--	--	--
John E. Robertson	1,720	680	--	17.50	2/3/2013	--	--	--	--


AUDIT COMMITTEE MATTERS

Audit Committee Charter

        The Audit Committee operates pursuant to a charter approved by our Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring our financial accounting and reporting, the system of internal controls established by management and the audit process. The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditor, the internal audit department and management of Alaska Pacific.

Audit Committee Report

        The Audit Committee has issued the following report with respect to Alaska Pacific's audited financial statements for the fiscal year ended December 31, 2006:

  The Audit Committee has completed its review and discussion of the 2006 audited financial statements with management;

  The Audit Committee has discussed with Moss Adams LLP, the independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

  The Audit Committee has received the written disclosures and letter from the independent auditor required by Independence Standards Board No. 1, Independence Discussions with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent auditor its independence from Alaska Pacific; and

  Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2006 audited financial statements be included in Alaska Pacific's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

        Submitted by the Audit Committee of Alaska Pacific's Board of Directors:

                                                                                                Scott C. Milner (Chairman)
                                                                                                Hugh N. Grant
                                                                                                Roger Grummett
                                                                                                Eric McDowell

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.


PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        Moss Adams LLP was our independent auditor for the fiscal year ended December 31, 2006. The Board of Directors has appointed Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2007, subject to approval by stockholders. A representative of Moss Adams LLP is expected to be present at the annual meeting to respond to stockholders' questions and will have the opportunity to make a statement.

        The following table sets forth the aggregate fees billed to Alaska Pacific by Moss Adams LLP for professional services rendered during the fiscal years ended December 31, 2006 and 2005.

	Year Ended
	December 31,
	2006	2005

Audit Fees	$76,467	$72,499
Audit-Related Fees	675	5,800
Tax Fees	6,000	6,500
All Other Fees	1,026	--

        The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor. For the year ended December 31, 2006, the Audit Committee of the Board of Directors determined that the services performed by Moss Adams LLP other than audit services are compatible with Moss Adams LLP maintaining its independence. For the year ended December 31, 2006, the Audit Committee approved all, or 100%, of the services provided by Moss Adams LLP that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

        If the ratification of the appointment of Moss Adams LLP is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

        The Board of Directors recommends that you vote "for" the ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of any registered class of Alaska Pacific's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of the forms we have received and written representations provided to us by the above-referenced persons, we believe that, during the fiscal year ended December 31, 2006, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with, except for two Form 3s for Ms. Leslie Dahl, Senior Vice President and Chief Lending Officer of Alaska Pacific, and Mr. Christopher P. Bourque, Senior Vice President and Chief Operating Officer of Alaska Pacific, which were subsequently filed.


OTHER MATTERS

        The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form, that are properly executed and dated, will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

        We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Alaska Pacific's common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by facsimile or telephone without additional compensation.

        Alaska Pacific's 2006 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record at the close of business on the voting record date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to us. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

        A copy of Alaska Pacific's Form 10-KSB for the fiscal year ended December 31, 2006 as filed with the SEC, will be furnished without charge to stockholders of record as of the close of business on the voting record date upon written request to Roger K. White, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801, or can be accessed via the Investor Relations section of our website at www.alaskapacificbank.com.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at our annual meeting next year must be received by us no later than December 12, 2007 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Securities Exchange Act.

        In addition, our Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, the stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, the written notice must be delivered or mailed not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving the notice. The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of common stock held, and briefly discuss the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the stockholder in the proposal. A copy of our Articles of Incorporation may be obtained from us by written request.

                                                                                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                        /s/ Roger K. White

                                                                                                        ROGER K. WHITE
                                                                                                        SECRETARY

Juneau, Alaska
April 9, 2007


Appendix A

Alaska Pacific Bancshares, Inc.
Alaska Pacific Bank
COMPENSATION COMMITTEE
COMMITTEE CHARTER

MISSION STATEMENT

The Committee annually reviews the compensation levels of all employees of the Bank and makes recommendations to the full Board so as to establish salary levels that will attract qualified employees to bank service and adequately reward them for their efforts.

MEMBERSHIP

The Committee is composed of three or more outside directors appointed annually by the Chairman of the Board. The President and CEO shall serve as liaison between the Board and management for this Committee. The Chief Operating Officer and the Human Resource Officer shall be invited to attend as needed.

MEETINGS

The Committee will meet at least once a year.

RESPONSIBILITIES

  Review the President's recommendations for the compensation of officers.

  Perform annual review of the P3 Incentive Compensation Plan.

  Perform a periodic review of the Bank's salary schedules to ensure that compensation is competitive within the region.

  Perform an annual review of the compensation and benefits budget.

ADMINISTRATION

Management will assure that accurate minutes are prepared for all committee meetings. Draft minutes of all committee meetings will be provided to committee members as part of the Board package at the regular meeting following a committee meeting. All meetings will be conducted in accordance with the attached outline agenda, which will be established with the Chairperson of the Committee before a scheduled meeting.

A-1


Appendix B

Alaska Pacific Bancshares, Inc.
CORPORATE GOVERNANCE & NOMINATING COMMITTEE
COMMITTEE CHARTER

MISSION STATEMENT

The Corporate Governance Committee is appointed by the Board of Directors to take a stewardship role in the corporate governance of the company. The Committee shall have access to the resources of the Company and may, in its discretion, delegate a portion of its duties to another board committee.

MEMBERSHIP

The Corporate Governance Committee shall consist of at least three directors, all of whom must be outside directors. As deemed necessary, the Chair of the committee may request that certain members of senior management be present at meetings of the Committee.

MEETINGS

The Committee shall meet at least twice annually, and may meet more frequently as circumstances warrant. Formal minutes shall be taken at each meeting of the Committee and subsequently submitted to the full Board.

RESPONSIBILITIES:

  Identify and recommend qualified candidates for nomination to the Board of Directors

  Oversee the structure, membership and performance of the Board committees

  Conduct an annual review of the Board's performance and compensation package

  Develop and recommend corporate governance standards to the Board of Directors

Board Composition

With regard to board composition, the Committee shall:

        1)   Make recommendations to the Board with respect to the size and composition of the Board.

        2)   Make recommendations to the Board on qualifications and selection criteria for Board members

B-1


        3)   Review qualifications of potential candidates for Board positions

        4)   Make recommendations to the Board on nominees for election to the Board of Directors at the Annual Meeting of Shareholders

        5)   Assess the independence of outside directors, particularly the Chair and members of the Audit Committee.

The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

Board Committees

In its oversight of the structure and membership of the Board committees, the Committee shall:

        1)   Make recommendations to the Board on the creation, modification and dissolution of Board Committees

        2)   Identify Board members qualified to fill vacancies on any committee of the Board

        3)   Make recommendations as to the structure and operations of the Board's committees, including committee member qualifications, appointment and dismissal

        4)   Perform an annual assessment of the independence of the Audit Committee Chair

Board Evaluation

The Committee shall oversee an annual performance evaluation of the Board as a whole and of its members. Such evaluation may include the skills and characteristics of individual Board members as well as the composition of the Board as a whole.

Succession Planning

The Committee shall ensure that the Board, or a committee of the Board, reviews management succession planning annually, including appointing, training and monitoring senior management.

Corporate Governance Standards

The Committee shall serve to guide the stewardship duties of the Board as follows:

        1)   Develop and recommend to the Board a set of corporate governance standards that is consistent with the Bank's
              Code of Ethics and current laws and regulations.

B-2


        2)  Consider other corporate governance issues that arise from time to time and develop appropriate recommendations to the Board.

Charter Review

The Committee shall perform an annual review of the adequacy of this charter and the performance of the Committee.

ADMINISTRATION

Management will assure that accurate minutes are prepared for all committee meetings. Draft minutes of all committee meetings will be provided to committee members as part of the Board package at the regular meeting following a committee meeting. All meetings will be conducted in accordance with the attached outline agenda, which will be established with the Chairperson of the Committee before a scheduled meeting.

B-3


REVOCABLE PROXY
ALASKA PACIFIC BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 15, 2007

        The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Alaska Pacific Bancshares, Inc. ("Company"), consisting of William J. Schmitz, Scott C. Milner and BethAnn Chapman, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Douglas Room of the Westmark Baranof Hotel located at 127 North Franklin Street, Juneau, Alaska, on Tuesday, May 15, 2007, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:

		VOTE FOR	VOTE WITHHELD

1.	The election as director of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]

Robert E. Allen, Jr.
Deborah R. Marshall
Roger Grummett

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.

		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Moss Adams LLP as independent auditor for the fiscal year ending December 31, 2007.	[ ]	[ ]	[ ]

3.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed proposals.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified this proxy will be voted for the proposals stated. If any other business is presented at the annual meeting, this proxy will be voted by the Board of Directors in its best judgment. Presently, the Board of Directors knows of no other business to be presented at the meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2006 Annual Report to Stockholders.

Dated:                                  , 2007

PRINT NAME OF STOCKHOLDER                                                             PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER                                                                 SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign but both holders should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
